Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Becor Communications, Inc., (the "Company") on Form 10-QSB for the period ending August 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report), the undersigned officer of Becor Communications, Inc., does hereby certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




October 7, 2002                          /s/ Buddy Young
--------------                          -----------------------------------
Date                                    Buddy Young
                                        President & Chief Executive Officer